UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 1, 2022

Reliant Bancorp, Inc.
(United Community Banks, Inc., as successor by merger to Reliant Bancorp, Inc.)
(Exact name of registrant as specified in its charter)

Tennessee	001-37391	37-1641316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

(615) 221-2020
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	RBNC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on January 1, 2022 (the “Effective Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of July 14, 2021 (the “Merger Agreement”), by and between Reliant Bancorp, Inc., a Tennessee corporation (“Reliant”), and United Community Banks, Inc., a Georgia corporation (“UCBI”). Pursuant to the Merger Agreement, and effective as of 12:00 a.m. on January 1, 2022 (the “Effective Time”), Reliant was merged with into UCBI, with UCBI as the surviving entity (the “Merger”). Immediately following the Merger, Reliant Bank, a Tennessee state-chartered bank and wholly owned subsidiary of Reliant, was merged with and into United Community Bank (the “UCB”), a South Carolina state-chartered bank and wholly owned subsidiary of UCBI (the “Bank Merger”), with UCB continuing as the surviving entity in the Bank Merger.

Pursuant to the Merger Agreement, at the Effective Time:

•
each share of Reliant common stock, $1.00 par value per share (“Reliant Common Stock”), issued and outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive 0.9842 (the “Exchange Ratio”) shares of common stock, $1.00 par value per share, of UCBI (“UCBI Common Stock”), with cash to be paid in lieu of any fractional shares of UCBI Common Stock;

•
each outstanding share of Reliant Common Stock subject to vesting, repurchase or other lapse restrictions, and each outstanding restricted stock unit of Reliant, became fully vested and settled, as applicable, and was converted into the right to receive 0.9842 shares of UCBI Common Stock;

•
each outstanding option to purchase Reliant Common Stock became fully vested and, at the election of the holder, was either (a) cancelled in exchange for cash in an amount equal to the implied cash value per share of the UCBI Common Stock to be issued in the Merger, less the exercise price of such option, multiplied by the number of shares of Reliant Common Stock subject to the option; or (b) cancelled in exchange for an option to purchase a number shares of UCBI Common Stock calculated based upon the Exchange Ratio at a per share exercise price calculated based upon the Exchange Ratio and subject generally to the same expiration date and other terms as the original option; and

•	each outstanding share of UCBI Common Stock remained outstanding and unaffected by the Merger.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The issuance of shares of UCBI Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4, as amended (File No. 333- 260081), filed by UCBI with the Securities and Exchange Commission (the “SEC”) and declared effective on October 22, 2021 (the “Registration Statement”).

Item 1.01	Entry into a Material Definitive Agreement.

On the Effective Date, in connection with the closing of the Merger, Reliant, UCBI and UMB Bank, N.A., as trustee (“UMB”), entered into a First Supplemental Indenture (the “First Supplemental Indenture”) pursuant to which, among other things, UCBI assumed Reliant’s obligations under that certain Indenture, dated as of December 13, 2019, between Reliant and UMB, which established and provided for the issuance of Reliant’s 5.125% Fixed-to-Floating Rate Subordinated Notes due 2029.

The foregoing description of the First Supplemental Indenture is qualified in its entirety by reference to the full text of the First Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

As a result of the Merger, Reliant no longer fulfills the listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”). In connection with the closing of the Merger, Reliant notified Nasdaq that the Merger had been completed and requested that Nasdaq (i) suspend trading of Reliant Common Stock on Nasdaq, (ii) withdraw Reliant Common Stock from listing on Nasdaq prior to the open of trading on January 3, 2022, and (iii) file with the SEC a notification of removal from listing on Form 25 to delist Reliant Common Stock from Nasdaq and deregister Reliant Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, Reliant Common Stock will no longer be listed on Nasdaq.

Additionally, UCBI, as successor to Reliant, intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of Reliant Common Stock under Section 12(g) of the Exchange Act and the suspension of Reliant’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.

Item 3.03	Material Modification of Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

At the Effective Time, Reliant was merged with and into UCBI pursuant to the Merger Agreement, with UCBI as the surviving entity.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

At the Effective Time, Reliant’s directors and executive officers ceased serving as directors and executive officers of Reliant.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the Amended and Restated Charter and the Third Amended and Restated Bylaws, as amended, of Reliant ceased to be in effect by operation of law and the organizational documents of UCBI (as successor to Reliant by operation of law) remained the Restated Articles of Incorporation, as amended, and the Amended and Restated Bylaws, as amended, of UCBI, consistent with the terms of the Merger Agreement. Copies of the Restated Articles of Incorporation, as amended, and the Amended and Restated Bylaws, as amended, of UCBI are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits	The following exhibit index lists the exhibits that are either filed or furnished with this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of July 14, 2021, by and between Reliant Bancorp, Inc. and United Community Banks, Inc. (incorporated by reference to Exhibit 2.1 to Reliant Bancorp, Inc.’s Current Report on Form 8-K filed with the SEC on July 15, 2021).*

3.1
Restated Articles of Incorporation of United Community Banks, Inc., as amended (incorporated by reference to Exhibit 3.1 of United Community Banks, Inc.’s Quarterly Report on Form 10-Q filed with the SEC on November 5, 2021).

3.2
Amended and Restated Bylaws of United Community Banks, Inc., as amended (incorporated by reference to Exhibit 3.2 of United Community Banks, Inc.’s Quarterly Report on Form 10-Q filed with the SEC on November 5, 2021).

4.1	First Supplemental Indenture, dated as of January 1, 2022, by and among Reliant Bancorp, Inc., United Community Banks, Inc. and UMB Bank, N.A., as trustee.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

*Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKS, INC. As successor by merger to Reliant Bancorp, Inc.

Date: January 3, 2022	By:	/s/ Jefferson L. Harralson
	Name:	Jefferson L. Harralson
	Title:	Executive Vice President and Chief Financial Officer